UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	March 26, 2014 (March 25, 2014)

CLARCOR Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11024	36-0922490
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

840 Crescent Centre Drive, Suite 600, Franklin, Tennessee 37067
(Address of principal executive offices)

Registrant’s telephone number, including area code:	615-771-3100

No Change
(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment
of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2014 Annual Meeting of Shareholders (the “Annual Meeting”) of CLARCOR Inc. (the “Company”) held on March 25, 2014, the Company’s shareholders approved the CLARCOR Inc. 2014 Incentive Plan (the “Plan”). The results of the shareholder vote on the Plan are set forth further below under Item 5.07 of this Current Report on Form 8-K.
A description of the Plan is included as part of Proposal #3 in the Company’s Proxy Statement that was filed with the Securities and Exchange Commission on February 20, 2014 and is incorporated herein by reference. Such description is qualified in its entirety by reference to the text of the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting on March 25, 2014.  A total of 46,111,929 shares of Common Stock, representing approximately 91% of the shares outstanding and eligible to vote and constituting a quorum, were represented in person or by valid proxies at the Annual Meeting.  The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposal 1:   All of the nominees for director were elected to serve a three-year term until the 2017 Annual Meeting, or until their respective successors are elected and qualified, by the votes set forth in the table below:

Nominee	For	Withheld	Broker Non-Votes
Mark A. Emkes	42,326,589	985,045	2,800,295
Robert H. Jenkins	42,096,551	1,215,083	2,800,295
Philip R. Lochner, Jr.	42,102,139	1,209,495	2,800,295

Proposal 2:   The Company's shareholders approved, on an advisory basis, the compensation of the Company's named executive officers as disclosed in the Company’s Proxy Statement pursuant to Item 402 of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
40,742,756	1,418,059	1,150,818	2,800,295

Proposal 3:   The Company's shareholders approved the 2014 CLARCOR Inc. Incentive Plan by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
37,999,578	5,193,572	118,483	2,800,295

Proposal 4:   The Company's shareholders did not approve a shareholder proposal regarding environmental sustainability reporting by the votes set forth in the table below:

For	Against	Abstain	Uncast	Broker Non-Votes
14,335,838	21,530,092	7,443,735	1,968	2,800,295

  Proposal 5:

The appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for fiscal 2014 was ratified by the Company’s shareholders by the votes set forth in the table below:

For	Against	Abstain
45,733,563	371,791	6,574

Item 9.01. Financial Statements & Exhibits

Exhibit 10.1 - CLARCOR Inc. 2014 Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLARCOR INC.

By /s/Richard M. Wolfson
Richard M. Wolfson
Vice President - General Counsel and Corporate Secretary

Date: March 26, 2014

EXHIBIT INDEX

No.        Exhibit

10.1        CLARCOR Inc. 2014 Incentive Plan

5